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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  November 14, 2001


                               KOPIN CORPORATION
                               -----------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware               000-19882        04-2833935
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(State or Other Jurisdiction    (Commission   (IRS Employer
      of Incorporation)         File Number)  Identification No.)


               695 Myles Standish Blvd., Taunton, MA    02780-1042
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              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code  (508) 824-6696
                                                           --------------
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ITEM 5.  OTHER EVENTS.
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     On November 14, 2001, the Securities and Exchange Commission ("SEC")
declared effective the Registration Statement on Form S-3 (Commission File No. 333-72956) (the "Registration Statement") of Kopin Corporation ("Kopin" or the "Company"), which permits Kopin to issue up to an aggregate of $150,000,000 of common stock and debt securities. The prospectus dated November 14, 2001 included in the Registration Statement is referred to as the "Prospectus."

     On November 14, 2001, Kopin issued a press release announcing the sale of 3,000,000 shares of its common stock, $0.01 par value per share, to Credit Suisse First Boston Corporation (the "Shares") pursuant to the Registration Statement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference. The Company will file with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, the Prospectus together with a supplement to the Prospectus of the same date relating to the issuance and sale of the Shares.

     In connection with the Company's offering of the Shares, the Company entered into an Underwriting Agreement with Credit Suisse First Boston Corporation, a copy of which is attached as Exhibit 1 to this Current Report on Form 8-K.

     On August 14, 2001, Kopin signed a letter of intent relating to a purchase of approximately 51% of the capital stock of a manufacturer of optoelectronic products. The letter of intent provides that upon consummation of the purchase, the Company will pay consideration of approximately $18.56 million, based on a closing price of Kopin's stock on November 13, 2001 of $15.70, to be paid in cash or in combination of the Company's common stock and cash. The purchase is subject to the completion of due diligence and the negotiation of a definitive acquisition agreement, under which Kopin would expect, among other things, to agree to register the resale of the shares of common stock paid as consideration. The Company cannot guarantee that this transaction will be completed.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)  Exhibits.

     1 Underwriting Agreement, dated November 14, 2001, by and between the Company and Credit Suisse First Boston Corporation.

     5    Legal Opinion of Bingham Dana LLP.

    23.1  Consent of Bingham Dana LLP (included in Exhibit 5).

    99.1  Press Release, dated June 25, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         KOPIN CORPORATION


Dated:  November 14, 2001    By:/s/ Richard A. Sneider
                                -----------------------------------
                              Richard A. Sneider
                              Treasurer and Chief Financial Officer

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